FINANCIAL STATEMENTS

SBL Variable Annuity Account III

Year Ended December 31, 2023

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account III

Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account III

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account III (the Separate Account), as of December 31, 2023 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri
April 26, 2024

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account III

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2023

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. Government Money Market Fund	For each of the two years in the period ended December 31, 2023

Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2023

SBL Variable Annuity Account III

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF All Cap Value	933	$24,852	$30,624	$30,624	$(1)	$30,623	269	$113.56
Guggenheim VIF Large Cap Value	9,964	311,999	398,770	398,770	(10)	398,760	992	402.00
Guggenheim VIF Managed Asset Allocation	1,109	26,237	32,238	32,238	(1)	32,237	504	63.99
Guggenheim VIF StylePlus Large Core	28,111	992,774	1,145,503	1,145,503	(28)	1,145,475	2,587	442.88
Guggenheim VIF StylePlus Mid Growth	—	—	—	—	—	—	—	213.05
Guggenheim VIF Total Return Bond	2,317	37,322	33,337	33,337	(1)	33,336	493	67.60
Guggenheim VIF World Equity Income	3,294	39,255	44,564	44,564	(1)	44,563	394	113.00
Invesco V.I. Government Money Market	247,410	247,410	247,410	247,410	(6)	247,404	225,150	1.10
Neuberger Berman AMT Sustainable Equity	—	—	—	—	—	—	—	65.30

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2021	$29,341	$683,035	$38,388

Investment income (loss):
Dividend distributions	327	7,915	259
Investment Expenses:
Mortality and expense risk and administrative charges	(339)	(5,609)	(315)

Net investment income (loss)	(12)	2,306	(56)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,044	55,213	3,024
Realized capital gain (loss) on investments	89	57,049	353
Change in unrealized appreciation (depreciation)	(3,805)	(131,410)	(10,014)

Net gain (loss) on investments	(672)	(19,148)	(6,637)

Net increase (decrease) in net assets from operations	(684)	(16,842)	(6,693)

Contract owner transactions:
Variable annuity deposits	—	600	—
Terminations, withdrawals and annuity payments	—	(187,220)	(1,679)
Transfers between subaccounts, net	—	258	—
Maintenance charges and mortality adjustments	(63)	(21)	—

Increase (decrease) in net assets from contract transactions	(63)	(186,383)	(1,679)

Total increase (decrease) in net assets	(747)	(203,225)	(8,372)

Net assets as of December 31, 2022	$28,594	$479,810	$30,016

Investment income (loss):
Dividend distributions	455	7,282	378
Investment Expenses:
Mortality and expense risk and administrative charges	(346)	(3,817)	(311)

Net investment income (loss)	109	3,465	67

Increase (decrease) in net assets from operations:
Capital gain distributions	2,471	43,112	232
Realized capital gain (loss) on investments	77	26,389	320
Change in unrealized appreciation (depreciation)	(565)	(40,139)	3,220

Net gain (loss) on investments	1,983	29,362	3,772

Net increase (decrease) in net assets from operations	2,092	32,827	3,839

Contract owner transactions:
Variable annuity deposits	—	600	—
Terminations, withdrawals and annuity payments	—	(115,516)	(1,618)
Transfers between subaccounts, net	—	1,060	—
Maintenance charges and mortality adjustments	(63)	(21)	—

Increase (decrease) in net assets from contract transactions	(63)	(113,877)	(1,618)

Total increase (decrease) in net assets	2,029	(81,050)	2,221

Net assets as of December 31, 2023	$30,623	$398,760	$32,237

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF Total Return Bond
Net assets as of December 31, 2021	$1,623,477	$16,716	$66,377

Investment income (loss):
Dividend distributions	7,133	11	1,482
Investment Expenses:
Mortality and expense risk and administrative charges	(11,469)	(136)	(457)

Net investment income (loss)	(4,336)	(125)	1,025

Increase (decrease) in net assets from operations:
Capital gain distributions	338,038	818	117
Realized capital gain (loss) on investments	10,304	(2,453)	(1,560)
Change in unrealized appreciation (depreciation)	(691,906)	(5,160)	(8,804)

Net gain (loss) on investments	(343,564)	(6,795)	(10,247)

Net increase (decrease) in net assets from operations	(347,900)	(6,920)	(9,222)

Contract owner transactions:
Variable annuity deposits	573	—	—
Terminations, withdrawals and annuity payments	(156,119)	(18,055)	(14,575)
Transfers between subaccounts, net	—	11,070	(11,072)
Maintenance charges and mortality adjustments	(166)	(4)	—

Increase (decrease) in net assets from contract transactions	(155,712)	(6,989)	(25,647)

Total increase (decrease) in net assets	(503,612)	(13,909)	(34,869)

Net assets as of December 31, 2022	$1,119,865	$2,807	$31,508

Investment income (loss):
Dividend distributions	19,974	—	1,204
Investment Expenses:
Mortality and expense risk and administrative charges	(10,703)	(2)	(323)

Net investment income (loss)	9,271	(2)	881

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	19,293	(858)	(45)
Change in unrealized appreciation (depreciation)	244,165	1,059	1,030

Net gain (loss) on investments	263,458	201	985

Net increase (decrease) in net assets from operations	272,729	199	1,866

Contract owner transactions:
Variable annuity deposits	990	—	—
Terminations, withdrawals and annuity payments	(248,152)	(3,006)	(38)
Transfers between subaccounts, net	162	—	—
Maintenance charges and mortality adjustments	(119)	—	—

Increase (decrease) in net assets from contract transactions	(247,119)	(3,006)	(38)

Total increase (decrease) in net assets	25,610	(2,807)	1,828

Net assets as of December 31, 2023	$1,145,475	$—	$33,336

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market	Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2021	$86,830	$287,020	$3,528

Investment income (loss):
Dividend distributions	1,167	2,962	4
Investment Expenses:
Mortality and expense risk and administrative charges	(608)	(2,097)	(31)

Net investment income (loss)	559	865	(27)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,862	—	285
Realized capital gain (loss) on investments	6,310	—	—
Change in unrealized appreciation (depreciation)	(27,117)	—	(947)

Net gain (loss) on investments	(9,945)	—	(662)

Net increase (decrease) in net assets from operations	(9,386)	865	(689)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(26,965)	(47,821)	—
Transfers between subaccounts, net	(90)	1,757	—
Maintenance charges and mortality adjustments	(11)	(3,188)	(4)

Increase (decrease) in net assets from contract transactions	(27,066)	(49,252)	(4)

Total increase (decrease) in net assets	(36,452)	(48,387)	(693)

Net assets as of December 31, 2022	$50,378	$238,633	$2,835

Investment income (loss):
Dividend distributions	1,192	10,976	—
Investment Expenses:
Mortality and expense risk and administrative charges	(395)	(2,114)	(2)

Net investment income (loss)	797	8,862	(2)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	713	—	104
Change in unrealized appreciation (depreciation)	3,364	—	5

Net gain (loss) on investments	4,077	—	109

Net increase (decrease) in net assets from operations	4,874	8,862	107

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(10,682)	—	(2,951)
Transfers between subaccounts, net	—	—	9
Maintenance charges and mortality adjustments	(7)	(91)	—

Increase (decrease) in net assets from contract transactions	(10,689)	(91)	(2,942)

Total increase (decrease) in net assets	(5,815)	8,771	(2,835)

Net assets as of December 31, 2023	$44,563	$247,404	$—

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account III (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Nine subaccounts are currently offered by the Account, all of which had activity.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2023, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF All Cap Value	$2,926	$409
Guggenheim VIF Large Cap Value	50,845	118,147
Guggenheim VIF Managed Asset Allocation	610	1,929
Guggenheim VIF StylePlus Large Core	20,820	258,667
Guggenheim VIF StylePlus Mid Growth	—	3,008
Guggenheim VIF Total Return Bond	1,204	361
Guggenheim VIF World Equity Income	1,192	11,084
Invesco V.I. Government Money Market	10,976	2,205
Neuberger Berman AMT Sustainable Equity	—	2,944

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2023 by subaccount are as follows:

Subaccount	Annuity Assets
Guggenheim VIF All Cap Value	$1,418
Guggenheim VIF Large Cap Value	15,970
Guggenheim VIF World Equity Income	5,339

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.20% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.20% if the net asset value is less than $20,000, 1.00% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end. These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF All Cap Value	—	(4)	(4)	—	(4)	(4)
Guggenheim VIF Large Cap Value	1	(313)	(312)	13	(541)	(528)
Guggenheim VIF Managed Asset Allocation	—	(32)	(32)	—	(35)	(35)
Guggenheim VIF StylePlus Large Core	2	(625)	(623)	3	(484)	(481)
Guggenheim VIF StylePlus Mid Growth	—	(17)	(17)	58	(113)	(55)
Guggenheim VIF Total Return Bond	—	(6)	(6)	—	(382)	(382)
Guggenheim VIF World Equity Income	—	(107)	(107)	15	(298)	(283)
Invesco V.I. Government Money Market	—	(2,006)	(2,006)	—	(51,492)	(51,492)
Neuberger Berman AMT Sustainable Equity	—	(55)	(55)	—	(1)	(1)

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF All Cap Value
2023	269	113.56	30,623	0.02	0.85	1.20	8.52
2022	273	104.64	28,594	0.01	0.85	1.20	(1.17)
2021	277	105.88	29,340	0.02	0.85	1.20	26.95
2020	280	83.40	23,410	0.02	0.85	1.20	1.87
2019	284	81.87	23,265	1.52	0.85	1.20	23.75
Guggenheim VIF Large Cap Value
2023	992	402.00	398,760	0.02	0.85	1.20	9.27
2022	1,304	367.90	479,810	0.01	0.85	1.20	(1.32)
2021	1,832	372.82	683,035	0.02	0.85	1.20	27.03
2020	1,922	293.49	563,879	0.02	0.85	1.20	2.21
2019	1,779	287.15	510,596	0.66	0.85	1.20	21.82
Guggenheim VIF Managed Asset Allocation
2023	504	63.99	32,237	0.01	0.85	1.20	14.13
2022	536	56.07	30,016	0.01	0.85	1.20	(16.57)
2021	571	67.21	38,387	0.01	0.85	1.20	12.47
2020	604	59.76	36,105	0.01	0.85	1.20	12.58
2019	642	53.08	34,062	1.65	0.85	1.20	20.12
Guggenheim VIF StylePlus Large Core
2023	2,587	442.88	1,145,475	0.02	0.85	1.20	26.90
2022	3,210	349.00	1,119,865	0.01	0.85	1.20	(20.67)
2021	3,691	439.92	1,623,477	0.01	0.85	1.20	28.48
2020	4,271	342.40	1,461,946	0.02	0.85	1.20	18.78
2019	4,994	288.27	1,439,393	2.15	0.85	1.20	29.97

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF StylePlus Mid Growth
2023	—	213.05	—	—	0.85	1.20	26.41
2022	17	168.54	2,807	0.00	0.85	1.20	(27.78)
2021	72	233.37	16,716	0.00	0.85	1.20	13.69
2020	188	205.27	38,824	0.02	0.85	1.20	32.10
2019	244	155.39	38,049	0.90	0.85	1.20	32.71
Guggenheim VIF Total Return Bond
2023	493	67.60	33,336	0.04	0.85	1.20	6.95
2022	499	63.21	31,508	0.03	0.85	1.20	(16.14)
2021	881	75.38	66,375	0.02	0.85	1.20	(0.44)
2020	858	75.71	64,965	0.01	0.85	1.20	14.21
2019	1,377	66.29	91,232	2.95	0.85	1.20	4.49
Guggenheim VIF World Equity Income
2023	394	113.00	44,563	0.03	0.85	1.20	12.28
2022	501	100.64	50,378	0.02	0.85	1.20	(9.12)
2021	784	110.74	86,828	0.02	0.85	1.20	21.75
2020	892	90.96	81,116	0.03	0.85	1.20	6.65
2019	932	85.29	79,523	2.82	0.85	1.20	21.39
Invesco V.I. Government Money Market
2023	225,150	1.10	247,404	0.05	0.85	1.20	4.76
2022	227,156	1.05	238,633	0.01	0.85	1.20	1.94
2021	278,648	1.03	287,020	0.00	0.85	1.20	—
2020	281,202	1.03	289,631	0.00	0.85	1.20	—
2019	283,782	1.03	293,157	1.64	0.85	1.20	0.98
Neuberger Berman AMT Sustainable Equity
2023	—	65.30	—	—	0.85	1.20	26.55
2022	55	51.60	2,835	0.00	0.85	1.20	(18.65)
2021	56	63.43	3,528	0.00	0.85	1.20	23.17
2020	44	51.50	2,254	0.01	0.85	1.20	19.27
2019	56	43.18	2,403	0.21	0.85	1.20	25.60

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.